UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, Suite 1700, New York, New York	10166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 632-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Doral Financial Corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2015 (the “March 12, 2015 Form 8-K”), the Company expected to receive a notice from the New York Stock Exchange (the “NYSE”) advising the Company of its failure to satisfy one or more continued listing rules or standards of the NYSE.

On March 31, 2015, the NYSE filed with the SEC an application on Form 25 in accordance with Rule 12d2-2 promulgated under the Securities Exchange Act of 1934, as amended, to notify the SEC of its intention to remove the entire class of common stock (the “Common Stock”) of the Company from listing and registration on the NYSE on April 13, 2015, pursuant to the provisions of Rule 12d2-2(b) under the Exchange Act because, in the opinion of the NYSE, the Common Stock is no longer suitable for continued listing and trading on the NYSE (the “Notice”).

According to the Notice, the NYSE reached its decision to initiate delisting proceedings pursuant to Section 802.01D of the NYSE’s Listed Company Manual based on the Company’s March 2, 2015 announcement that the Office of the Commissioner of Financial Institutions of Puerto Rico closed Doral Bank, the Company’s principal operating subsidiary, and appointed the Federal Deposit Insurance Corporation as receiver.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2015 the Board of Directors of the Company terminated Glen R. Wakeman from his position as President and Chief Executive Officer of the Company, effective immediately. Mr. Wakeman will continue to serve on the Board of Directors of the Company.

Carol Flaton, the Company’s Chief Restructuring Officer, will continue to be responsible for the daily operations and supervision of the Company during the bankruptcy process, including performing some of the duties previously performed by Mr. Wakeman.

Ms. Flaton, age 51, joined Lazard Ltd. in September 2008 as a Director in its restructuring group and was promoted in December 2010 to Managing Director until October 2013. In January 2014, Ms. Flaton joined Zolfo Cooper LLC as a Managing Director in its restructuring group. Ms. Flaton received a B.S.B.A. from the University of Delaware and an M.B.A. from International Institute of Management Development, Lausanne, Switzerland.

As previously disclosed in the March 12, 2015 Form 8-K, as part of the appointment of Ms. Flaton as the Company’s Chief Restructuring Officer, on March 10, 2015, the Company, Zolfo Cooper Ltd. (“Zolfo”) and Ms. Flaton entered into a services agreement (the “Services Agreement”), which is subject to approval of the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and certain other conditions such as providing Zolfo and Ms. Flaton appropriate insurance coverage. Under the Services Agreement Ms. Flaton will provide such time to the business of the Company as she deems appropriate and Zolfo shall provide such other personnel as necessary to support the Company in fulfilling its and Ms. Flaton’s responsibilities for managing the Company’s finances, controls, cash and creditor interface during the Company’s Chapter 11 bankruptcy case. The term of the Services Agreement is month to month with all payments made to Zolfo who is responsible for Ms. Flaton’s compensation. The term of the Services Agreement will terminate (unless extended at Zolfo’s sole option) upon the termination of the Company’s directors and officers insurance policy and the commencement of the run-off period, which is currently anticipated to occur on October 31, 2015. Under the terms of an engagement letter dated January 9, 2015, as amended on January 24, 2015, the Company paid a retainer of $50,000 to Zolfo and has paid fees to Zolfo of approximately $755,000. Zolfo will bill the Company for services of its employees who perform work on behalf of the Company on an hourly basis at their stated hourly rates. The Company is also responsible for out-of-pocket expenses incurred by such individuals. The Company has agreed to indemnify Zolfo and Ms. Flaton against certain claims relating to the Services Agreement or the performance of their services under the Services Agreement.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the SEC or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions and include statements relating to the expected accounting treatment of the Commercial Assets and the Company’s preliminary financial results and estimated capital ratios.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of past or future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in forward-looking statements include the adequacy of the Company’s capital and liquidity, the Company’s ability to effectuate a plan of liquidation in bankruptcy, the Company obtaining non-objection from the SEC Office of the Chief Accountant with respect to its accounting treatment of certain commercial assets, and the effect of legal or regulatory proceedings, tax legislation and tax rules, the Company’s ability to use its deferred tax assets and related reserves under the 2006 closing agreement between the Company and certain of its subsidiaries and the Puerto Rico Department of the Treasury, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. These factors and additional factors that may cause the Company’s results to differ from forward-looking statements are described more completely under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 21, 2014 and is available on the Company’s website at www.doralfinancial.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: April 2, 2015	By:	/s/ Enrique R. Ubarri
Enrique R. Ubarri
Executive Vice President and General Counsel